                                                                     EXHIBIT 25

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on November 12, 1996.

                              CITIZENS, INC.

                              By:/s/ Harold E. Riley
                                 ---------------------------------------
                                 Harold E. Riley, Chairman of the Board

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers or directors of the Registrant, by virtue of their signatures to this Registration Statement appearing below, hereby constitute and appoint Harold E. Riley and Mark A. Oliver, attorneys-in-fact in their names, place, and stead to execute any and all amendments to this Registration Statement in the capacities set forth opposite their names and hereby ratify all that said attorneys-in-fact may do by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signatures                          Title                                       Date
----------                          -----                                       ----
/s/ Harold E. Riley                 Chairman of the Board                       November 12, 1996
-----------------------------
Harold E. Riley


/s/ Randall H. Riley                Vice Chairman, Chief Executive              November 12, 1996
-----------------------------
Randall H. Riley                    Officer and Director


/s/ T. Roby Dollar                  Vice Chairman, Chief Actuary                November 12, 1996
------------------------------
T. Roby Dollar                      and Assistant Secretary


/s/ Rick D. Riley                   President, Chief Administrative             November 12, 1996
--------------------------------
Rick D. Riley                       Officer and Director


/s/ Mark A. Oliver                  Executive Vice President,                   November 12,  1996
------------------------------
Mark A. Oliver                      Secretary/Treasurer and
                                    Chief Financial Officer

/s/ William P. Barnhill             Vice President and Controller               November 12, 1996
-----------------------------
William P. Barnhill


-----------------------------       Director
Flay F. Baugh

/s/ Joe R. Reneau                   Director                                    November 12, 1996
-----------------------------
Joe R. Reneau, M.D.


-----------------------------       Director
Steven F. Shelton


/s/ Ralph M. Smith                  Director                                    November 12, 1996
-----------------------------
Ralph M. Smith. Th.D.


/s/ Timothy T. Timmerman            Director                                    November 12, 1996
-----------------------------
Timothy T. Timmerman


-----------------------------       Director
Charles E. Broussard